UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 14, 2013

CACHE, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-10345	59-1588181
(Commission File Number)	(IRS Employer Identification No.)

1440 Broadway

New York, New York 10018

(Address of principal executive offices and zip code)

(212) 575-3200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement

Reincorporation of in Delaware

On August 14, 2013, Cache, Inc. (the “Company”) changed its state of incorporation from Florida to Delaware. This reincorporation was effected by merging the Company with and into a wholly owned Delaware subsidiary established for this purpose, following approval by the requisite vote of the Company’s shareholders at the 2013 Annual Meeting of Shareholders on August 14, 2013 (the “Annual Meeting”), as set forth in Item 5.07 below. Cache, Inc., a Delaware corporation (“Cache Delaware”), is deemed to be the successor issuer of Cache, Inc., a Florida corporation (“Cache Florida”), under Rule 12g-3 of the Securities Exchange Act of 1934, as amended. A copy of the Agreement and Plan of Merger of Cache Delaware and Cache Florida is attached hereto as Exhibit 2.1.

The reincorporation of the Company did not result in any change in the name, Nasdaq listing, CUSIP number, business, management, fiscal year, accounting, location of the principal executive officers, assets or liabilities of the Company. In addition, the Company’s common stock will continue to trade on the Nasdaq Global Select Market (“Nasdaq”) under the symbol “CACH.” Shareholders are not required to exchange Company shares in connection with the reincorporation since shares in Cache Florida are deemed to represent an equal number of shares in Cache Delaware.

As of August 14, 2013, the effective date of the reincorporation, the rights of the Company’s stockholders began to be governed by the Delaware General Corporation Law, the Cache, Inc. Certificate of Incorporation attached hereto as Exhibit 3.1 and the By-Laws of Cache, Inc. attached hereto as Exhibit 3.2. The form of common stock certificate of Cache Delaware is attached hereto as Exhibit 4.1.

Additional information about the reincorporation and a comparison of the rights of stockholders of Cache Florida and Cache Delaware can be found in the Company’s Proxy Statement for the 2013 Annual Meeting of Shareholders, filed with the Securities and Exchange Commission on July 12, 2013.

Joinder Agreement

On August 14, 2013, Cache Delaware (the “New Lead Borrower”); and Wells Fargo Bank, National Association, as administrative agent and collateral agent (in such capacities, the “Agent”) entered into a Joinder and Assumption Agreement (the “Joinder Agreement”).  The Joinder Agreement was entered into pursuant to (1) the Credit Agreement dated as of July 25, 2013 (the “Credit Agreement”) and (2) that certain Security Agreement dated as of July 25, 2013 (the “Security Agreement”).  Pursuant to the Joinder Agreement, the New Lead Borrower became a party to, and is bound by the terms of, the Credit Agreement, the Security Agreement and the other Loan Documents, in the same capacity and to the same extent as Cache Florida, the Existing Lead Borrower thereunder.

The foregoing description of the Joinder Agreement is qualified in its entirety by reference to the complete terms of the Joinder Agreement, which is attached hereto as Exhibit 10.1.

Item 3.03               Material Modification to Rights of Security Holders

Please see the disclosure set forth under Item 1.01, which is incorporated by reference into this Item 3.03.

Item 5.02               Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The 2013 Stock Incentive Plan

At the Annual Meeting, the stockholders approved a proposal to adopt Company’s 2013 Stock Incentive Plan (the “2013 Plan”), which replaces the Company’s 2008 Stock Option and Performance Incentive Plan (the “2008 Plan”). The 2013 Plan contemplates a total of 1,065,693 shares being available for issuance by the Compensation Committee, which may be granted in the form of options, Tandem Stock Appreciation Rights, Nontandem Stock Appreciation Rights, Restricted Shares, Performance Units and Unrestricted Shares.

The 2013 Plan, as amended, is filed as Exhibit 10.1 to this Form 8-K and incorporated herein by reference.

Indemnity Agreements with Directors

Following the Reincorporation, the Company entered into new indemnity agreements with each of the Company’s directors, effective August 14, 2013, which replace the previous indemnity agreements entered into between the Company and its directors.

The indemnity agreements are substantially similar to those previously entered into between the Company and its directors and officers except that the new indemnity agreements are governed by Delaware law and have been modified to conform to Delaware law. The indemnity agreements require the Company, among other things, to indemnify the director or officer against specified expenses and liabilities, such as attorneys’ fees, judgments, fines and settlements paid by the individual in connection with any action, suit or proceeding arising out of the individual’s status or service as the Company’s director or officer, and to advance expenses incurred by the individual in connection with any proceeding against the individual with respect to which the individual may be entitled to indemnification by the Company.

The foregoing description of the of indemnity agreements entered into between the Company and each of its directors is qualified in its entirety by reference to the full text of the form of indemnity agreement, which is filed as Exhibit 10.2 to this Form 8-K and incorporated herein by reference.

Item 5.03               Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Please see the disclosure set forth under Item 1.01, which is incorporated by reference into this Item 5.03. The Cache, Inc. Amended and Restated Certificate of Incorporation attached hereto as Exhibit 3.1 and the By-Laws of Cache, Inc. attached hereto as Exhibit 3.2.

Item 5.07               Submission of Matters to a Vote of Security Holders

The Company held its Annual Meeting on August 14, 2013. The matters voted upon at the Annual Meeting and the results of such voting are set forth below:

Proposal 1: Election of Board of Directors:

Name of Director	For	Withheld	Broker Non-Vote

Jay Margolis	15,759,273	495,520	2,937,711

Gene G. Gage	16,113,681	141,112	2,937,711

Michael F. Price	15,737,140	517,653	2,937,711

Charles J. Hinkaty	15,738,246	516,547	2,937,711

Robert C. Grayson	15,754,566	500,227	2,937,711

J. David Scheiner	16,090,464	164,329	2,937,711

All director nominees were duly elected.

Proposal 2: Company’s 2013 Stock Incentive Plan:

For	Against	Abstain	Broker Non-Vote
15,916,187	319,411	19,195	2,937,711

Proposal 2 was approved.

Proposal 3: Advisory (nonbinding) vote on executive compensation:

For	Against	Abstain	Broker Non-Vote
16,097,174	70,413	87,206	2,937,711

Proposal 3 was approved, on a non-binding advisory basis.

Proposal 4: Advisory (nonbinding) vote on the frequency of future advisory votes on executive compensation:

Three Years	Two Years	One Year	Abstain	Broker Non-Vote
9,824,992	16,971	6,400,816	12,014	2,937,711

The frequency of once every three years on Proposal 4 was selected by our stockholders.

Consistent with the stated preference of the Company’s stockholders, the Company’s Board of Directors has determined that it will include an advisory stockholder vote on executive compensation in its proxy materials every three years until the next required advisory vote on the frequency of stockholder votes on executive compensation.

Proposal 5: Reincorporation from Florida to Delaware:

For	Against	Abstain	Broker Non-Vote
15,835,571	417,034	2,188	2,937,711

Proposal 5 was approved.

Proposal 6: Appointment of Mayer Hoffman McCann CPAs, as the Company’s independent registered public accounting firm for the fiscal year ending December 28, 2013:

For	Against	Abstain
19,165,582	15,833	11,089

Proposal 6 was approved.

Item 9.01               Financial Statements and Exhibits

(d)   List of Exhibits:

2.1	Agreement and Plan of Merger between Cache, Inc., a Florida corporation and Cache, Inc., a Delaware corporation

3.1	Certificate of Incorporation of Cache, Inc.

3.2	By-Laws of Cache, Inc.

4.1	Form of Common Stock Certificate

10.1	Cache, Inc. 2013 Stock Incentive Plan

10.2	Joinder and Assumption Agreement by and between Cache, Inc. and Wells Fargo Bank, National Association, dated August 14, 2013

10.3	Form of Indemnification Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CACHE, INC.

Date: August 15, 2013
/s/ Anthony F. DiPippa
Anthony F. DiPippa
Executive Vice President and Chief Financial Officer